EXHIBIT 10.6


    A G R E E M E N T   A N D   P L A N   O F   R E O R G A N I Z A T I O N




         This Agreement ("Agreement") is made and entered into on February 26, 1999, by and among BLAZOON SYSTEMS INCORPORATED, a Colorado corporation, as buyer (the "Company"); J.R. NELSON, an individual residing in Colorado, as a shareholder of the Company ("Nelson"); JOHN D. BRASHER JR., an individual residing in Colorado, as a shareholder of the Company ("Brasher"); NORDSTROM, FORBES & LINCOLN INCORPORATED, a Colorado corporation, as a shareholder of the Company ("NFL"); DIVERSE CAPITAL CORP., a Florida corporation, as the acquired company ("Acquired Company" or "DCC"); and certain persons executing this Agreement in their capacity as shareholders of DCC (the "DCC Holders").

                                R E C I T A L S:

         A. The DCC Holders collectively own of record and beneficially all of the 1,235,000 issued and outstanding shares of common stock, $.001 par value, and 625,000 Class A Convertible Preferred Shares, Series 2, $4.00 par value, of DCC (collectively, the "DCC Shares"): and

         B. The DCC Holders desire to sell to the Company, and the Company desires to purchase from the DCC Holders, all of the DCC Shares, on the terms and subject to the conditions of this Agreement; and

         C. Nelson is the owner of 335,000 shares of the Company's issued and outstanding common stock ("Nelson Shares"), Brasher is the owner of 353,000 shares of the Company's issued and outstanding common stock ("Brasher Shares"), and NFL is the owner of 200,000 shares of the Company's issued and outstanding common stock, and such persons appear as parties to this Agreement for the purpose of consenting to the transactions herein and entering into certain covenants required by DCC and the DCC Holders; and

         D. The respective boards of directors of DCC and the Company have approved the execution of this Agreement and performance of the parties' respective obligations herein.

         NOW THEREFORE, for and in consideration of the premises and the mutual promises and undertakings contained herein, and for other good and valuable consideration, and subject to the terms and conditions of this Agreement, the parties hereto agree as follows:

         1.       THE EXCHANGE.

                  1.1 Sale and Purchase of the DCC Shares. On the terms and subject to conditions of this Agreement, at the Closing (defined below), the DCC Holders shall sell, transfer, assign, convey and deliver to the Company, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under applicable securities laws or as expressly agreed to herein by the Company), and the Company or its subsidiary shall purchase, accept and acquire all of the DCC Shares from the DCC Holders, such purchase and sale being herein sometimes referred to as the "Exchange." The Company shall receive good and merchantable title to the DCC Shares. It is intended among all the parties that the Exchange shall constitute a tax free reorganization within the meaning of Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("Code").

                  1.2 Issuance of Exchange Shares. In full payment for the DCC Shares, the Company shall ratably issue and deliver to the DCC Holders in proportion to their respective ownership of the DCC Shares, an aggregate of


         (i) 1,235,000 shares of the Company's common stock, no par value per share (the "Common Exchange Shares"), being one (1) Common Exchange Share for every common DCC Share exchanged; and


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         (ii)     625,000   shares  of  the  Company's   "Series  A  Convertible
                  Preferred   Shares,"   $4.00   stated  value  per  share  (the
                  "Preferred Exchange Shares"), the terms, preferences and designations of which are set forth on EXHIBIT A to this Agreement, being one (1) Preferred Exchange Share for every preferred DCC Share exchanged.

         The Common Exchange Shares and Preferred Exchange Shares are sometimes collectively referred to in this Agreement as the "Exchange Shares." The Exchange Shares, which term includes the common shares of the Company into which the Preferred Exchange Shares may be converted ("Conversion Shares"), will, when issued, be validly issued, fully paid, and nonassessable; the sale, issuance and delivery of the Exchange Shares on the terms herein contemplated has been authorized by all requisite corporate action of the Company; and the Exchange Shares and Conversion Shares will not be subject to any preemptive rights, options or similar rights on the part of any shareholder or creditor of the Company or any other person. The Exchange Shares shall be issued to the DCC Holders in the respective denominations set forth on SCHEDULE 1.2 to this Agreement.

                  1.3 Exchange Shares Not Registered. The Exchange Shares have not been and will not be registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or states, but shall be issued in reliance upon the exemptions from registration provided by Section 4(2) of the Act and/or Rule 506 of Regulation D under the Act and under analogous state securities laws, on the grounds that the Exchange does not involve any public offering. The Exchange Shares will be "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Act and must be held indefinitely, unless they are subsequently registered under the Act or an exemption from the Act's registration requirements is available for their resale. The prior written consent of the Company will be necessary for any transfer of any or all of the Exchange Shares, unless the shares have been duly registered under the Act or the transfer is made in accordance with Rule 144 or other available exemption under the Act. All certificates evidencing the Exchange Shares shall, unless and until removed in accordance with law, bear a restrictive legend substantially in the following form:

                  "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

                  1.4 Closing. Subject to the conditions precedent set forth herein, the purchase of the Control Shares and any other transactions herein contemplated ("Closing") shall take place either at the offices of Brasher & Company, 90 Madison Street, Suite 707, Denver, Colorado 80206 or by the exchange of documents via courier, on or before March 4, 1999 which is herein referred to as the "Closing Date". The parties may by unanimous agreement provide for one or more postponements of the Closing.

                  1.5  Assignment of Exchange  Shares.  If any  certificate  for
Exchange Shares is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Survivor that such tax has been paid or is not payable.

                  1.6 Officers and Directors of the Company. At the Closing, the current officers and directors of the Company shall resign as necessary, each resignation to confirm in writing that the resigning persons do not owe and are not owed anything by the Company, and the persons named below shall be elected to the offices and directorships shown next to their respective names:


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              Name                          Position
              ----                          --------

         MARK D. COBB               DIRECTOR, PRESIDENT, SECRETARY
         DONALD E. DARDEN           DIRECTOR
         JOHN J. WHITE, JR          DIRECTOR

                  1.7 Further Assurances. DCC and the DCC Holders agree to execute all documents and instruments and to take or to cause to be taken all actions which the Company deems necessary or appropriate to complete the transactions contemplated by this Agreement, whether before or after the Closing.

         2.       OTHER AGREEMENTS OF THE PARTIES.

                  2.1 Reverse Splits and Certain  Recapitalizations  Prohibited.
The parties acknowledge that, following the Closing, Brasher, Nelson and other persons who are shareholders of the Company immediately preceding the Closing, will no longer hold a majority of the Company's voting power. The Company and all other parties expressly agree that, during the two-year period following the Closing ("Period"), the Company shall not effect any "prohibited recapitalization," defined as any reverse split or combination of its common shares, or any reorganization, merger, recapitalization or other action whatsoever which has the effect of changing any issued and outstanding common share of the Company into less than one common share; provided, that the term "prohibited recapitalization" shall not include any cancellation, partial cancellation or readjustment of shares issued by the Company in the normal course of business which relates only to shares issued after the Closing Date and not to all common shares of the Company then issued and outstanding. The DCC Holders expressly agree that, during the Period, they will not vote for or support any prohibited recapitalization nor grant a proxy or other voting right to a person other than a DCC Holder to vote at any meeting or act by written consent on a proposal to effect a prohibited recapitalization, and will affirmatively oppose any attempt to effect a prohibited recapitalization during the Period unless approved in a manner permitted by this Agreement.

                  2.2 Right to Enforce  Provisions.  The provisions set forth in
Section 2.1 are intended for the protection and benefit of Nelson and Brasher and of all persons who are and during the Period become shareholders of the Company, all of whom are and shall be deemed third party beneficiaries of such provisions, and all parties agree that such provisions and the duration of the Period are reasonable. Brasher, Nelson or any one or more of such other shareholders may bring an injunctive action to prevent a prohibited recapitalization, an action to force the Company to revoke or rescind a prohibited recapitalization as if it had never been effected, an action to recover on the Company's behalf any damages suffered by effecting the prohibited recapitalization, or any one or more of such actions, or may otherwise judicially enforce such provisions. Any shareholder prevailing in such injunctive or other action shall be entitled to reimbursement from the Company and all officers and directors involved in effecting the prohibited recapitalization for costs and reasonable attorneys' fees incurred in bringing such action(s).

                  2.3 Change of the Company's Name. The parties agree that, as soon as reasonably possible following the Closing, a special meeting of the Company's shareholders shall be called for the purpose of voting upon a change of the Company's name to better reflect the Company's new business. The DCC Holders agree to vote their Exchange Shares in favor of the name change.

                  2.4 Company, DCC and Any Acquired Companies to Obtain Audited Financial Statements. As soon as reasonably possible after the Closing, the Company and DCC (including Orlando Digital Telephone Corp.) shall obtain the audited financial statements called for by Item 310 of Regulation S-B of the Securities and Exchange Commission, including at a minimum a balance sheet as of December 31, 1998, and statements of cash flows, operations and changes in stockholders' equity for the two years ended December 31, 1998, together with all required footnotes and schedules, audited by certified public accountants who are members of the SEC Practice Section of the AICPA. Such statements shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis. If the Company should subsequently acquire a company which does not have audited financial statements meeting such requirements, then it shall also promptly obtain audited financial statements for such acquired companies.

                  2.5 Acquisition of Orlando Digital Telephone. DCC has acquired Orlando Digital Telephone Corp., a


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Florida  corporation  ("ODTC"),  in a stock-for-stock  exchange pursuant to that certain Acquisition Agreement dated January 6, 1999, and Amended Acquisition Agreement dated January 29, 1999, and such agreement has been duly consummated and all required securities and promissory notes, exhibits, schedules, documents and instruments called for thereunder have been duly issued and delivered. DCC and the DCC Holders agree that such Acquisition Agreement is not in default for any reason, and no cause exists as of this date or shall exist at the time of Closing which entitles or will entitle any party thereto to cancel or rescind the Acquisition Agreement.

                  2.6 Stipulation as to Status of Certain Shareholders of the Company; Etc. Brasher and Nelson represent and warrant, and the Company, DCC and the DCC Holders stipulate and acknowledge that (i) the shareholdings of Brasher and Nelson and their respective affiliates are set forth on SCHEDULE 2.6 to this Agreement and that no other shareholders of the Company are their affiliates, and (ii) no other shareholder of the Company is an affiliate of Brasher or Nelson, despite having the last name Brasher or Nelson. The Company, DCC and the DCC Holders have satisfied themselves fully on this point. The term "affiliate" as used in this Agreement has the meaning given it in Rule 144(a) under the Act.

                  The Company, DCC and the DCC Holders acknowledge that, following the Closing, Brasher and his affiliates ("Brasher Group") and Nelson and his affiliates ("Nelson Group") will not be officers or directors of the Company, will not control the Company, be controlled by the Company or be under common control with the Company, and can only continue to be presumed to be affiliates of the Company based on their ownership of securities of the Company. The Company, DCC and the DCC Holders agree that, when the number of common shares of the Company issued and outstanding increases such that either or both the Brasher Group or the Nelson Group owns less than ten percent (10%) of the issued and outstanding shares (as to each group or shareholder, the "Non-Affiliation Date"), then the Brasher Group or the Nelson Group, or both as the case may be, shall on such date cease to be affiliates of the Company; it being further agreed that the Brasher Group and Nelson Group each must separately satisfy the non-affiliation test and that shares owned by the Brasher Group and Nelson Group shares shall not be aggregated for purposes of determining satisfaction of the non-affiliation test.

         The Company, DCC and the DCC Holders stipulate and agree that on and after the date which is three months after the Non-Affiliation Date, the Company will permit Brasher and his affiliates and Nelson and his affiliates to rely upon Rule 144(k) under the Act to remove all restrictive legends affecting their respective shares of the Company and will interpose no delay or delays for a combined period exceeding 10 business days after receipt by the Company or its transfer agent of written request by Brasher and affiliates or Nelson and affiliates to remove such legends. Nothing in this Section shall limit or affect the obligations of Nelson or Brasher under any lock-up agreement entered into by them. This requirement for removal of restrictive legends shall not apply in the event that Brasher, Nelson or any of their respective affiliates become executive officers or directors of the Company or otherwise become affiliates of the Company based on grounds other than stock ownership. Brasher and Nelson each agree to notify the Company in the event that he or an affiliate of his acquires common stock of the Company or any security exercisable for, convertible into or exchangeable for common stock of the Company; provided, that no such notice shall be required if the common stock or other security is issued by the Company directly to Brasher or Nelson.

         If the Company without good cause delays in permitting legend removal more than 10 business days after its or its' transfer agent's receipt of written request for removal, the Company shall be liable to Brasher and his affiliates or Nelson and his affiliates, as the case may be, for any damages they or either of them suffer due to fall in the market price of their shares of the Company which occurs after the lapse of the maximum permissible 10-day delay period. In such event Brasher and his affiliates shall be entitled to recover from the Company all damages suffered by them due to diminution of the stock's trading price, plus court costs and reasonable attorneys' fees in a court of proper jurisdiction. The parties agree that proper jurisdiction and venue for any such action shall be in the Colorado District Court, Denver, Colorado. "Good cause" means that Brasher or Nelson due to events subsequent to Closing becomes an affiliate of the Company again, or the discovery of evidence admissible in court showing that Brasher's or Nelson's representations herein concerning their affiliates are false and that Brasher or Nelson continues to be an affiliate of the Company.

         It is further agreed that, other than Nelson, Brasher and their respective affiliates, the other shareholders of the Company are not affiliates of the Company, Nelson or Brasher, and that the shares held by them are freely tradeable and not restricted in any manner, nor is there any basis to restrict or delay any transfer of such persons' shares of the Company, and the Company, DCC and the DCC Holders agree that no attempt shall be made to do so. The Company shall be liable for any damages suffered by any non-


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affiliated shareholder of the Company who is delayed in the transfer of his, her or its shares for more than a 5-day period upon request for transfer duly presented in accordance with the transfer agent's customary rules and practices applicable to all its client issuers generally.

                  2.7 Lock-Up and Leakage Agreement. Brasher and Nelson each agree to execute a Lock-Up and Leakage Agreement in the form of EXHIBIT B to this Agreement, to govern the orderly disposition of the 435,000 shares of the Company's common stock being retained by them after the Closing, as shown on
SCHEDULE 2.6. Nelson and Brasher shall not receive or be entitled to any compensation for entering into and performing their covenants under the Lock-Up and Leakage Agreements, and agree that the consummation of the transactions contemplated and performance of the covenants of DCC and the DCC Holders set forth in this Agreement constitute sufficient consideration therefor. Nelson and Brasher further agree that, until the Lock-Up and Leakage Agreements expire and all restrictive legends affecting stock held by the Brasher Group and Nelson Group have been removed as permitted by Rule 144(k) under the Act, they will make all resales of stock in accordance with Rule 144 under the Act and make all required filings.

                  2.8 Registration of the Company. The Company, DCC and the DCC Holders acknowledge that recent changes to Rules 6530 and 6540 of the National Association of Securities Dealers, Inc. ("NASD") will require that the Company become subject to the reporting requirements of Section 15(d) or 13 of the Exchange Act in order for its common stock to continue to be quoted on the OTC
Bulletin Board. Accordingly, it is agreed by all parties that as soon as reasonably possible after obtaining the required audits, the Company shall file a registration statement under the Act under cover of Form SB-2 or other appropriate form, or under Section 12(g) of the Exchange Act, and expend reasonable effort to cause such registration statement to become effective as promptly as reasonably possible.

                  2.9 The Company's Capitalization at Closing; Sale of Certain Shares. At the Closing, the Company shall have issued and outstanding 1,000,000 shares of common stock. Other than such shares, at the Closing the Company will not without the prior written consent of DCC have issued or outstanding any other shares of stock, nor any options or other rights to purchase its common stock, nor any instrument convertible into or exchangeable for its common stock. No shareholder of the Company will have any preemptive right or similar right to purchase the Exchange Shares or other stock of the Company. The Company, DCC and the DCC Holders acknowledge that NFL, Brasher and Nelson are, in conjunction with this Agreement and conditioned upon the consummation of this Agreement, selling an aggregate of 443,000 shares of common stock of the Company owned by them to Dunn Capital Corp., pursuant to that certain Stock Purchase Agreement of even date herewith, and consent to such sale.

                  2.10 Assumption of DCC Rights and Obligations. The Company hereby guarantees payment of any sums and deliveries of all other things owed to the DCC Holders under, and assumes all liabilities of DCC to the DCC Holders under, the DCC/ODTC Acquisition Agreement dated January 6, 1999, and Amended Acquisition Agreement dated January 29, 1999. Such guarantee and assumption of liabilites shall be effective upon consummation of the Closing. It is agreed among the parties, however, that if the Exchange is subsequently rescinded and unwound with the vote or other concurrence of a majority or more of the DCC Holders, then the guarantee and assumption of liabilities of the Company in this paragraph shall cease as of the effective time of such unwinding and from and after such effective time the Company shall have no liability to the DCC Holders, or any successor or assign of any DCC Holder, or to any other person whatsoever under the guarantee and assumption of liabilities contained in this Section. The Company acknowledges and assumes the existing options to purchase DCC shares set forth on SCHEDULE 1.2 hereto.

         3. DCC's REPRESENTATIONS AND WARRANTIES. DCC hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  (a) Organization and Standing. DCC is a corporation duly organized, validly existing and in good standing under the laws of Florida, with all requisite power and authority to carry on the business in which it is engaged, to own the properties and assets it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary. ODTC is a corporation duly organized, validly existing and in good standing under the laws of Florida, with all requisite power and authority to carry on the business in which it is engaged, to own the properties and assets it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.


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                  (b) Capitalization. DCC's authorized capital stock consists of
50,000,000 shares of common stock, $.001 par value, of which 1,235,000 shares have been issued and are outstanding, 5,000,000 shares of Class A Preferred Stock, $4.00 par value, of which 625,000 shares have been issued and are outstanding, and 5,000,000 shares of Series B Preferred Stock, none of which has been issued or is outstanding. All of the 1,235,000 of common stock and 625,000 shares of Class A Convertible Preferred Stock, Series 2, $4.00 par value, of DCC (the DCC Shares) issued and outstanding have been duly authorized, validly issued, and are fully paid and nonassessable. DCC does not have outstanding any other equity securities or, except as set forth on SCHEDULE 1.2 hereto, any option, warrant or similar instrument and is not a party to or bound by any
agreement,  instrument,   arrangement,   contract,  obligation,   commitment  or
understanding of any character, whether written or oral, express or implied, whereby DCC is bound to issue shares of its capital stock or any instrument or right convertible into or exchangeable for shares of its capital stock, nor relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of DCC of any type or class. SCHEDULE 1.2 sets forth the names and addresses of all holders of capital stock of DCC and the number of shares of common and preferred stock held by each, and of all holders of options and any other rights to acquire DCC capital stock, which is an accurate and complete list. No person has preemptive or similar rights as to the DCC Shares, and DCC is not party to any agreement other than the Acquisition Agreement that contemplates a stock exchange, merger, reorganization or similar transaction.

                  (c) Subsidiaries. ODTC is a wholly owned subsidiary of DCC, and no other person has the right to acquire shares of ODTC. DCC currently has no subsidiaries other than ODTC.

                  (d) Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened against or affecting the DCC Shares, DCC, ODTC or any of its properties or assets in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or arbitration tribunal or other forum which, if determined adversely to DCC or ODTC, would materially affect its business, prospects, properties or financial condition or DCC's or ODTC's right to conduct its business as being conducted or expected to be conducted, except as disclosed on SCHEDULE 3(d). There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding to which the DCC Shares, DCC or ODTC is a party or by which it is bound or affected, except as disclosed on SCHEDULE 3(d). Copies of material pleadings shall accompany such schedule.

                  (e) Estoppel. All statements made in this Agreement, or in any Exhibit or Schedule hereto, or in any document or certificate executed and delivered herewith, by DCC are true, correct and complete as of the date of this Agreement and will be so as of the Closing Date. All statements contained in any certificate made by any official of DCC and delivered to the Company shall be deemed representations and warranties of DCC.

                  (f) Compliance with Laws and Permits. DCC and ODTC have complied in all material respects with its articles of incorporation and bylaws (each as amended to date), all applicable laws, regulations and rules, all applicable orders, judgments, writs, decrees or injunctions of federal, state and municipal governments or any department, agency or other instrumentality thereof, domestic or foreign, applicable to its business or properties, and has not done or omitted to do any act or acts which singly or in the aggregate are in violation of any of the foregoing. DCC and ODTC have obtained all federal, provincial and municipal licenses and permits necessary to its properties and operations, is not in violation of any such license or permit and has not received any notification that any revocation or limitation thereof is pending or threatened.

                  (g) No Undisclosed Material Liabilities. DCC has not incurred any liabilities or obligations whatever (whether direct, indirect, accrued, contingent, absolute, secured or unsecured or otherwise), including liabilities as guarantor or surety or otherwise for the obligations of others and tax liabilities due or to become due, except as described in the Acquisition Agreement, as amended, or on SCHEDULE 3(g). There is no basis for any material claim against DCC's or ODTC's assets which involves an amount in excess of $10,000, except as disclosed in writing to the Company. DCC and ODTC have no creditors whose prior consent might be required by law to the Exchange.

                  (h) Material Transactions and Adverse Changes. Except as has been disclosed in writing to the Company, DCC and ODTC have not and as of the Closing Date will not have: (i) suffered any materially adverse change in its assets taken as a whole; (ii) suffered any damage or destruction in the nature of a casualty loss to any one or more of its assets, whether or not covered by insurance, which singly or in the aggregate are materially adverse to the properties or business of DCC or ODTC; (iii) made any change in any method of accounting or accounting practice, including the revaluation of any of its assets; or (iv) agreed in writing or otherwise to take any action prohibited in this Section.

                  (i) Taxes. All income, excise, unemployment, social security, occupational, franchise, ad valorem and other taxes, duties, assessments or charges levied, assessed or imposed upon DCC or ODTC by any federal, state or municipal government or subdivision or instrumentality thereof have been duly paid or adequately provided for, and all required tax returns or reports concerning any such items have been duly filed. Adequate reserves have been established for all income and other tax liabilities, except as otherwise disclosed on SCHEDULE 3(i). Neither DCC nor ODTC has waived any statute of limitations with respect to any tax liability whatever for any period prior to the date of this Agreement or agreed to any extension of time with respect to a tax assessment or liability. No consents have been filed by DCC or ODTC pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended.

                  (j) Contracts. Attached to this Agreement as SCHEDULE 3(j) is a listing of all material contracts to which DCC and ODTC is a party. With respect to each such contract, except as disclosed in writing to the Company, DCC or ODTC is not in default, the contract is legal, valid, binding, in full force and effect and enforceable in accordance with its terms, and the contract will continue after the Closing to be legal, valid, binding, in full force and effect in accordance with its terms. Contracts or commitments described in any other Schedule need not be disclosed in SCHEDULE 3(j).

                  (k) Indebtedness to and from Affiliates. Except as disclosed on SCHEDULE 3(k), DCC and ODTC are not indebted to any officer, director, employee or shareholder thereof as of the date of this Agreement, and no money or property is owed to DCC or ODTC by any officer, director, employee or shareholder thereof, and none will be owed as of the Closing Date.

                  (l) Documents Genuine. All originals and/or copies of DCC's and ODTC's articles of incorporation and bylaws, each as amended to date, and all minutes of meetings and written consents in lieu of meetings of directors and shareholders of DCC, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to the Company, are and will be true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

                  (m) Financial Statements and Records. DCC and ODTC will provide to the Company two years' of financial statements, and all such statements shall fairly present the assets, liabilities and financial condition of DCC and ODTC as of the respective dates thereof, and all shall have been prepared in conformity with generally accepted accounting principles, consistently applied during the periods covered. For purposes of this Agreement, such statements shall include all notes thereto. DCC also will furnish to the Company copies of its other books, accounts and records as requested.

                  (n) Officers and Directors Salaries. DCC will provide to the Company a list of all its and ODTC's officers and directors, reflecting the job description and salary of each person in Schedule 3(n).

                  (o) Insurance. Attached hereto as SCHEDULE 3(o) is a list of all insurance policies of DCC and ODTC in effect.

                  (p) Authorization and Validity. The execution, delivery and performance by DCC of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by DCC and all necessary approvals of the shareholder(s) of DCC will have been obtained by the Closing Date. This Agreement and any other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by DCC and constitutes and will constitute legal, valid and binding obligations of DCC, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  (q) Consents; Approvals; Conflict. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for DCC and the DCC

Holders to consummate the Exchange. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, or constitute a breach of, and no prior approval is necessary by or under, DCC's articles of incorporation, bylaws or any note, mortgage, indenture, deed of trust, lease, obligation, or other agreement or instrument to which DCC is a party.

                  (r)  Intellectual  Property.  Attached  to this  Agreement  as
SCHEDULE 3(r) is a description of all registered trademarks, trademarks, servicemarks, copyrights, trade names and licenses, owned or held by DCC or ODTC and applications pending therefor. Copies of each such right or application shall be furnished to the Company. DCC nor ODTC has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any patent, trademark, trade name, servicemark or copyright belonging to any third person, and DCC and ODTC have never received any charge, complaint, claim, demand or notice alleging any such interference, infringement or misappropriation. DCC and ODTC own or hold adequate licenses or other rights to use all patents, trademarks, trade names, servicemarks and copyrights used in its business as now conducted, and such use does not conflict with, infringe upon or violate the rights of any third party in a manner which might have a materially adverse effect upon DCC or ODTC.

                  (s) Restrictive Covenants. Prior to the consummation of the Exchange, DCC and ODTC shall conduct its business in the ordinary and usual course without unusual commitments and in compliance with all applicable laws, rules, and regulations. Furthermore, DCC will not, without the prior written consent of the Company, (i) make any changes in its capital structure, (ii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course of business, (iii) incur any material indebtedness for borrowed money, (iv) make any loans or advances other than in the ordinary and usual course of business, (v) declare or pay any dividend or make any other distribution with respect to its capital stock, (vi) issue, sell, or deliver or purchase or otherwise acquire for value any of its stock or other securities, or
(vii) mortgage, pledge, or subject to encumbrance any of its assets or properties or sell or transfer any of its assets or properties, except in the ordinary and usual course of business.

                  (t) Disclaimer of Further Warranties; Etc. Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, the Company, Brasher and Nelson have made no other representation or warranty to DCC or any DCC Holder in connection with the Exchange. DCC's decision to enter into the Exchange is based upon its own independent judgment and investigation and not on any representations and warranties of the Company other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

                  (u) OTC Quotation. The staff of NASD Regulation, Inc. has approved the Company's common stock for unpriced quotation on the OTC Bulletin Board, and the common stock of the Company is quoted without price by two market makers on the OTC Bulletin Board under symbol "BLZO." To the knowledge of the Company, there have not been any price quotations or market trades in its common stock. There is at this time no active market in the shares of the Company, and DCC and the DCC Holders have been advised that such a market is likely to arise only after the acquisition of DCC and acquisition of funding.

         4. REPRESENTATIONS AND WARRANTIES OF THE DCC HOLDERS. The DCC Holders each represent and warrant to the Company that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  (a) Each DCC Holder owns of record and beneficially all the DCC Shares respectively shown next to his, her or its name on SCHEDULE 1.2 to this Agreement; and his, her or its DCC Shares are free and clear of all liens, claims, rights or other encumbrances whatever and of all options and similar rights of third persons; and no person has or will have any right in and to such shares except as are created by force of law under any marital, community property or similar rights. No third party has or at Closing will have any right of first refusal, pre-emptive right, option or similar right to acquire any of the DCC Shares except as disclosed to the Company in writing prior to the Closing. Each DCC Holder represents and warrants that he, she or it is not now insolvent and will not be insolvent after selling and delivering the DCC Shares to the Company on the terms of this Agreement, and each DCC Holder is receiving new consideration at least equal to the full and fair value of the DCC Shares being sold. Each DCC Holder has the full right, power and legal capacity to enter into this Agreement and sell and deliver the DCC Shares to the Company. As to each DCC Holder which is a corporation or other entity, all requisite corporate or equivalent action has been taken necessary to approve the execution and performance of this Agreement.

                  (b) DCC and the DCC Holders understand and acknowledge that the Company is a public shell with no current operations, revenues or assets, that the Company does not have full-time or professional management, and that the officers and directors of the Company after the Closing will be the current officers and directors of or persons designated by DCC. Each DCC Holder recognizes that the Exchange Shares are speculative and involve a high degree of risk, and that the prospects and future success of the Company depend principally upon the DCC Holders and current DCC management.

                  (c) Each DCC Holder acknowledges and agrees that he, she or it or his, her or its representatives have been furnished with substantially the same kind of information regarding the Company and its business, assets, financial condition and plan of operation as would be contained in a registration statement and included prospectus prepared in connection with a public offering of the Exchange Shares. Each DCC Holder further represents that he, she or it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operations, financial condition and plan of operation and the terms and conditions of the issuance of the Exchange Shares.

                  (d) In connection with the issuance and delivery of the Exchange Shares, each DCC Holder understands and acknowledges that the Exchange Shares have not been and will not be registered under the Act or any state laws in reliance upon exemptions from registration and that such shares will be restricted and subject to significant restrictions on transfer, as described in
Section 1.3 of this Agreement. Each DCC Holder is acquiring the Exchange Shares for his, her or its own account, and not for the account of any other person and not for distribution, assignment or resale to others, or for pledge or hypothecation, and no other person has or is intended to have a direct or indirect ownership or contractual interest in the Exchange Shares except as may exist or arise under marital property laws or otherwise by operation of law.

                  (e) The DCC Holder, alone or together with the DCC Holder's adviser(s), has such knowledge and experience in financial, tax and business matters as to enable DCC Holder to utilize the information made available by the Company, in connection with the Exchange and issuance of the Exchange Shares, to evaluate the merits and risks of acquiring the Exchange Shares and to make an informed investment decision with respect thereto.

                  (f) All information which each DCC Holder has provided or will provide to the Company is or will be correct and complete as of the date furnished to the Company, and, if there should be any material change in such information prior to the Closing as to a DCC Holder, that DCC Holder will immediately provide the Company with such information.

                  (g) No DCC Holder was solicited by the Company by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or made available over telephone lines by any information service, or any seminar or meeting whose attendees had been invited by any means of general solicitation or general advertising.

                  (h) Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, the Company has not made any representation or warranty to any DCC Holder in connection with this Agreement. Each DCC Holder's decision to enter into the Exchange is based upon his, her or its own independent judgment and investigation and not on any representations and warranties of the Company other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

                  (i) To the best of the knowledge of each DCC Holder, all of the representations and warranties of DCC set forth in this Agreement are accurate and true.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Unless specifically stated otherwise, the Company represents and warrants to the other parties that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date.

                  (a) Organization and Good Standing. The Company is and on the Closing Date will be duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has no assets or liabilities and currently conducts no business in any state.

                  (b) Authorized Capitalization. As provided in its Articles of Incorporation, the authorized capital stock of the Company consists of 60,000,000 shares, of which 50,000,000 shares, no par value, are designated as common stock, of which 1,000,000 shares shall be issued and outstanding at Closing; and 10,000,000 shares, no par value, are designated as preferred stock, none of which are issued or outstanding.

                  (c) Outstanding Options, Warrants or Other Rights. The Company does not have outstanding any option, warrant or similar instrument and is not a party to or bound by any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, whereby the Company is bound to issue shares of its capital stock or any instrument or right convertible into or exchangeable for shares of its capital stock, nor relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company of any type or class. The Company shall provide to DCC a list of all holders of the Company's capital stock, the number of shares held by each and the number of each certificate held, duly certified by the Secretary of the Company.

                  (d) Subsidiaries. The Company has and as of the Closing will have no subsidiaries.

                  (e) Documents Genuine. All originals and/or copies of the Company's articles of incorporation and bylaws, each as amended to date, and all minutes of meetings and written consents in lieu of meetings of shareholders, directors and committees of directors of the Company, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to DCC, are and will be true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

                  (f) Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened against or affecting the Company in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or arbitration tribunal or other forum. There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding to which the Company is a party or by which it is bound or affected.

                  (g) Compensation Plans. Except as described below, the Company has not authorized and does not have in effect any stock option or stock purchase plan, dividend reinvestment plan or similar plan pursuant to which any person is entitled to acquire capital stock of the Company or any securities convertible into or exchangeable for its capital stock. The Company has delivered to DCC a copy of each plan described below. No shares will be awarded or issued pursuant to either such plan without the prior written authorization of DCC.

                           (i) The Company has in effect a 1997 Compensatory Stock Option Plan, covering 1,000,000 shares of the Company's common stock. No options have been granted or shares issued pursuant to this plan, and none will be granted or issued prior to Closing.

                           (ii) The Company has in effect a 1997 Employee Stock Compensation Plan covering 1,500,000 of the Company's common shares, pursuant to which the Company may award shares of common stock to persons defined therein as employees. No shares have been awarded pursuant to such plan or will be awarded prior to Closing.

                  (h) Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Company. This Agreement and any other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by the Company and constitute and will constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  (i) Financial Statements. The Company will provide to DCC the Company's financial books and records such audited and unaudited financial statements of the Company, back to inception, as exist and as DCC requests. All such statements shall fairly present the assets, liabilities and financial condition of the Company as of the respective dates thereof, and all shall have been prepared in conformity with generally accepted accounting principles, consistently applied during the periods covered. For purposes of this Agreement, such statements shall include all notes thereto.

                  (j) No Undisclosed Material Liabilities. The Company has not incurred any liabilities or obligations whatever (whether direct, indirect, accrued, contingent, absolute, secured or unsecured or otherwise), which singly or in the aggregate are material to it, except as disclosed in the Company's financial statements or otherwise disclosed in writing to DCC.

                  (k) Taxes. All income, excise, unemployment, social security, occupational, franchise and other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof have been duly paid or adequately provided for, and all required tax returns or reports concerning any such items have been duly filed or will be so filed.

                  (l) Indebtedness to or from Affiliates. The Company is not and will not be indebted to any officer, director, employee or shareholder thereof as of the Closing Date. No money or property is owed to the Company by any officer, director, employee or shareholder thereof, and none will be owed as of the Closing.

                  (m) Salaries. No person currently receives a salary or other cash compensation from the Company, and no person will receive a salary or other cash compensation from the Company prior to Closing.

                  (n) Insurance. The Company does not now have any insurance policy in effect and will not obtain any insurance policy prior to Closing.

                  (o) Books, Records and Accounts. Except for the minute book and accounting and corporate records of the Company furnished to DCC, there are no other books, records or accounts of the Company. DCC shall have the right to review and obtain the records, books and accounts of the Company, all and sundry.

                  (p) Estoppel. All statements made herein, or in any Exhibit or Schedule hereto, or in any document or certificate executed and delivered herewith by the Company are true, correct and complete as of the date of this Agreement and will be so as of the Closing. All statements contained in any certificate made by any officer or director of the Company and delivered to DCC shall be deemed representations and warranties of the Company.

                  (q) Consents; Approvals; Conflict. No consent, approval, authorization or order of any court or governmental agency or other body is required for the Company to execute and perform its obligations under this Agreement. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of the Company's articles of incorporation and bylaws, as amended to date, or any note, mortgage, indenture, deed of trust or other agreement of instrument to which the Company is a party or by which it is bound nor, to the best of the Company's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Company.

                  (r) Restrictive Covenants. Prior to the consummation of the proposed Exchange, the Company shall not engage in any business or activity other than attempting to consummate the Exchange. Furthermore, the Company will not, without the prior written authorization of DCC, (i) make any changes in its capital structure, (ii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course, (iii) declare or pay any dividend or make any other distribution with respect to its capital stock, (iv) issue, sell, or deliver or purchase or otherwise acquire for value any of its stock or other securities, (v) make any investment of a capital nature, or (vi) enter into any contract, agreement, or other commitment which is material to the Company.

                  (s) Disclaimer of Further Warranties; Etc. Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, DCC has made no other representation or warranty to the Company in connection with the Exchange. The Company's decision to enter into the Exchange is based upon the Company's own independent judgment and investigation and not on any representations and warranties of DCC other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

         6. CONDITIONS TO OBLIGATIONS OF THE PARTIES; DELIVERIES. All obligations of the parties under this Agreement are subject to the accuracy and truthfulness of all representations of the other parties, and the fulfillment, prior to the Closing, of all conditions precedent and to performance of all covenants and agreements and completion of all deliveries contemplated herein, unless specifically waived in writing by the party entitled to performance or to demand fulfillment of the covenant or delivery of the documents.

                  6.1 Documents to be Delivered to the Company. At the Closing, the following documents shall be delivered to the Company by DCC or the DCC Holders, as the case may be, which documents shall be satisfactory in form and content to the Company's counsel:

                  (a) Certificates executed by the chief executive officer and the chief financial or accounting officer of DCC, dated the Closing Date, certifying that the representations and warranties of DCC contained in this Agreement and the information set forth in all Schedules and Exhibits of DCC hereto are then true and correct and that DCC has complied with all agreements and conditions required by this Agreement and all related agreements to be performed or complied with by DCC.

                  (b) A copy of the directors' resolution or the minutes of the meeting of the directors of DCC approving the execution and performance of this Agreement.

                  (c) All certificates evidencing the DCC Shares, each indorsed on the reverse side for transfer or accompanied by a signed stock power in form satisfactory to the Company.

                  (d) All Schedules, properly filled out, and all Exhibits called for in this Agreement.

                  6.2 Documents to be Delivered to DCC and the DCC Holders. At the Closing the following documents shall be delivered to DCC and the DCC Holders by the Company, which documents shall be satisfactory in form and content to DCC's counsel:

                  (a) To the DCC Holders, certificates evidencing the Exchange Shares in the proper denominations.

                  (b) To DCC, a certificate executed by the Company dated the Closing Date, certifying that the representations and warranties of the Company contained in this Agreement and the information set forth in all
                           Schedules and Exhibits of the Company are then true and correct and that the Company has complied with all agreements and conditions required by this Agreement to be performed or complied with by it.

                  (c) To DCC, a copy of the directors' resolution or the minutes of the meeting of the directors of the Company approving the execution and performance of this Agreement.

                  (d) All Schedules, properly filled out, and all Exhibits called for in this Agreement.

                  6.3 Conditions Precedent. The obligations of the parties under this Agreement are subject to the satisfaction of the following conditions (in addition to other conditions and terms of this Agreement), unless waived in writing, on or prior to the Closing:

                  (a) Representations and Warranties Correct. The representations and warranties of every party contained in this Agreement shall be in all material respects true and correct on and as of the Closing Date as if made on such date.

                  (b) Compliance. The Company, DCC and the DCC Holders each shall have performed all covenants and agreements, satisfied all conditions and complied with all other terms and provisions of this Agreement to be respectively performed, satisfied or complied with by it as of the Closing Date.

                  (c) No Errors or Misrepresentations. The Company shall not have discovered any material error, misstatement or omission in or failure of any representation or warranty made by any of the other parties, and DCC shall not have discovered any material error, misstatement or omission in or failure of any representation or warranty made by the Company.

                  (d) Due Diligence Examination. The Company shall have completed a due diligence examination of DCC satisfactory to the Company covering all books, records, contracts and other documents and all financial affairs of DCC. DCC shall have completed a due diligence examination of the Company satisfactory to DCC covering all books, records, contracts and other documents and all financial affairs of the Company.

                  (e) Legal Matters. All legal matters in connection with this Agreement and the consummation of all transactions herein contemplated, and all documents and instruments delivered in connection herewith shall be reasonably satisfactory in form to each party.

                  (f) No Litigation or Proceedings. No injunction or restraining order of any federal or state court is in effect which prevents the purchase of the Assets or issuance and delivery of the Exchange Shares, and no lawsuit or other proceeding has been filed by any person by the Closing Date contesting or attempting to enjoin either action, and no action is taken and no law is passed after the date of this Agreement which prevents the Exchange.

         7. OTHER COVENANTS OF THE PARTIES. The parties agree that, prior to the
Closing:

                  (a) Effectuation of this Agreement. The parties hereto each will use their best efforts to cause this Agreement and all related agreements to become effective, and all transactions herein and therein contemplated to be consummated, in accordance with its and their terms, to obtain all required consents, waivers and authorizations of governmental entities and other third parties, to make all filings and give all notices to those regulatory authorities or other third parties which may be necessary or reasonably required in order to effect the transactions contemplated in this Agreement, and to comply with all federal, local and state laws, rules and regulations as may be applicable to the contemplated transactions.

                  (b) Restriction on Action. The parties each agree that he or it will not do any thing or act prohibited by this Agreement or any related agreement, or fail to do any thing or act which he or it has undertaken to do in this Agreement or any related agreement.

                  (c) Access and Information. To the extent each party deems necessary for purposes of this Agreement and the transactions contemplated hereby, DCC and the Company each shall permit the other, its counsel, accountants and other representatives to have full access, upon reasonable notice and during regular business hours, throughout the period prior to Closing, to its equipment, assets, properties, books and records, and will cause to be furnished to the requesting party and its representatives during such period all information it or its representatives may reasonably request.

                  (e) Confidentiality. DCC and the Company covenant that they each will not disclose any confidential information of the other party, except to its officers, directors, attorneys, accountants, and employees involved in these transactions, and only then on the condition that such individuals not disclose the information disclosed to them. Notwithstanding the foregoing, the terms of this Agreement, or of any of the transactions contemplated hereby, may be disclosed following execution hereof, provided that each party will provide at least twenty-four hours' notice to the other party prior to making the initial public announcement regarding the transaction. In addition, either party may disclose this Agreement or any part hereof to any third party at any time if required to do so by law, this Agreement or other contractual obligation.

         8.       INDEMNIFICATION.

                  8.1 Indemnification by DCC. DCC agrees to defend, indemnify and hold the Company, any subsidiary or affiliate thereof, and its respective successors, officers, directors and controlling persons (the "Indemnified Company Group") harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of (a) the breach of any representation made by DCC or a DCC Holder herein or in accordance herewith; (b) the breach of any warranty or covenant made by DCC or a DCC Holder herein or in accordance herewith; or (c) any claim, whether made before or after the date of this Agreement, or any litigation, proceeding or governmental investigation, whether commenced before or after the date of this Agreement, arising out of the business of DCC or arising out of any act or occurrence prior to, or any state of facts existing as of the Closing.

                  8.2 Indemnification by the Company. The Company agrees to defend, indemnify and hold DCC, any subsidiary or affiliate thereof, and its respective successors, officers, directors and controlling persons (the
"Indemnified DCC Group") harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of (a) the breach of any representation made by the Company herein or in accordance herewith; (b) the breach of any warranty or covenant made by the Company herein or in accordance herewith; or (c) any claim, litigation, proceeding or governmental investigation, whether commenced before or after the date of this Agreement, arising out of any act or occurrence prior to, or any state of facts existing as of the Closing.

                  8.3 Survival of Covenants and Warranties. The representations, warranties, covenants and agreements made by DCC on the one hand, and the Company on the other hand, shall survive the Closing and shall be fully enforceable at law or in equity against such other party and its successors and assigns for a period of one year after the Closing Date. Any investigation at any time made by or on behalf of (or any disclosure to ) any party hereto shall not diminish in any respect whatsoever its right to rely on the representations and warranties of the other party hereto.

                  8.4 Notice of Claims. The Company and DCC each agree to give prompt written notice to the other of any claim against the party giving notice which might give rise to a claim by it against the other party hereto based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice will not affect the obligation of the indemnifying party to provide indemnification in accordance with the provisions of this
Section 10 unless, and only to the extent that, such indemnifying party is actually prejudiced thereby. In the event that any action, suit or proceeding is brought against any member of the Indemnified DCC Group or the Indemnified Company Group with respect to which any party hereto may have liability under the indemnification provisions contained herein, the indemnifying party shall have the right, at its sole cost and expense, to defend such action in the name of or on behalf of the indemnified party and, in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate because of actual or potential differing interests between such indemnified party and any other party represented by such counsel. Neither party hereto shall make any settlement of any claim which might give rise to liability of the other party under the indemnification provisions contained herein without the written consent of such other party, which consent such other party covenants shall not be unreasonably withheld.

         9.       TERMINATION OF THIS AGREEMENT.

                  9.1 Grounds for Termination. This Agreement shall terminate:

                  (a)  By mutual written consent of the Company and DCC;

                  (b) By DCC or the Company, if:

                           (i) all the conditions precedent to its respective obligations hereunder have not been satisfied or waived prior to the Closing Date, as it may be accelerated or extended, or if any DCC Holder refuses to execute this Agreement;

                           (ii) any party shall have defaulted or refused to perform in any material respect under this Agreement, or if the Company or DCC should have reasonable cause to believe there has been a material representation concerning, or failure or breach of, any representation or warranty by the other party, or if it appears that either DCC or the Company has committed any unlawful acts affecting the other party;

                           (iii) the transactions contemplated in this Agreement and related agreements have not been consummated on the Closing Date, as it may be mutually accelerated or extended, OR

                           (iv) either the Company or DCC shall reasonably determine that the transactions contemplated in this Agreement have become inadvisable by reason of the institution or threat by any federal, state or municipal governmental authorities or by other person whatever of a formal investigation or of any action, suit or proceeding of any kind against either or both parties which in one party's reasonable belief is material in light of the other party's business, prospects, properties or financial condition;

                  9.2 Manner of Termination. Any termination of this Agreement (other than an automatic termination) shall be made in accordance with the above listed grounds and, if terminated by DCC or the Company, shall be accompanied by a copy of the resolution of the terminating party's board of directors. Written notice of termination shall be given to the other party as required in this Agreement as promptly as is practical under the circumstances. Upon a party's receipt of such termination notice, this Agreement shall terminate and the transactions herein contemplated shall be abandoned without further action by the parties.

                  9.3 Survival of Confidentiality Provisions. Upon termination of this Agreement for any reason, (i) the covenants of the parties concerning the confidentiality and proprietary nature of all documents and other information furnished hereunder shall remain in force except as to information which has otherwise become public knowledge, and (ii) each party shall promptly return all documents received from the other party in connection with this Agreement. This Section constitutes a mutual covenant of the parties, and either may judicially enforce it.

         10.      MISCELLANEOUS PROVISIONS.

                  (a) Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the written consent of the party not seeking assignment, except that the Company may direct such an assignment to a wholly owned subsidiary corporation. No such assignment shall relieve the assignor of any obligations created under this Agreement.

                  (b) Parties in Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder, except as expressly set forth in this Agreement.

                  (c) Entire Agreement. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                  (d) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Further, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

                  (e) Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of all parties contained herein shall survive the Closing, and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company or DCC, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.

                  (f) Interpretation. This Agreement shall be governed by and construed under the laws of the State of Colorado and shall be interpreted as if all parties participated equally in its drafting. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular provision in this Agreement, unless otherwise noted.

                  (g) Notice. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by telefax transmission or by delivery by use of a messenger which regularly retains its delivery receipts. Such notice shall be deemed received on the date on which it is delivered to the addressee. For purposes of notice, the addresses of the parties shall be, if to a DCC Holder, sent to DCC for forwarding, and:

If to DCC:                          Diverse Capital Corp.
                                    P.O. Box 172574
                                    Tampa, Florida 33672
                                    ATTN: Mark Cobb, President

If to Nelson/Company/NFL:           6521 West Calhoun
                                    Littleton, Colorado 80123
                                    ATTN: J.R. Nelson, Pres.

If to Brasher:                      90 Madison Street, Suite 707
                                    Denver, Colorado 80206

                  (h) No Finders. Each party represents and warrants to the others and agrees that it has not employed or engaged, and will not employ or engage, any person as a finder or broker in connection with the transactions contemplated herein, and that no person is entitled to compensation as a finder or broker. Each party hereby indemnifies the other parties and holds the other parties harmless from and against any claims of any third persons claiming to have acted as a finder or broker in connection with the transactions herein contemplated, and such indemnity shall include all expenses, costs and damages arising from or related to such claims, including reasonable attorneys fees.

                  (i) Expenses. Except as otherwise provided in this letter, the Company and DCC shall bear their own fees and expenses incurred in connection with the transactions contemplated herein.

                  (j) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

                  (k) Prevailing Party Clause. In the event of any litigation or proceeding arising as a result of the breach of this Agreement or the failure to perform hereunder, or failure or untruthfulness of any representation or warranty herein, the party or parties prevailing in such litigation or proceeding shall be entitled to collect the costs and expenses of bringing or defending such litigation or proceeding, including reasonable attorneys' fees, from the party or parties not prevailing.

                  (l) Relationship of the Parties. Nothing in this Agreement is intended to be construed so as to suggest that the parties hereto are partners or joint venturers, or that any party or its employees is the employee or agent of the other. Neither DCC nor the Company has any express or implied right or authority under this Agreement to assume or create any obligations on behalf of or in the name of the other party to any contract, agreement, arrangement, understanding or undertaking with any third party.

                  (m) Exhibits, Schedules, etc. Each Exhibit to this Agreement shall be initialed by DCC and the Company, and each Schedule shall be initialed by the party providing it. Any Schedule provided by DCC Holders shall be initialed by all of the DCC Holders. If a Schedule does not apply, it must nonetheless be furnished and marked "not applicable." The information contained in every Schedule shall be updated as necessary as of a date as close as possible to the Closing Date and must be accurate and complete as of the Closing Date. Each party signing this Agreement represents and warrants, to all other parties, by such signature that he, she or it has carefully read this Agreement in its entirety and understands the provisions of this Agreement.

                  (n) No Advice Given. DCC and the DCC Holders acknowledge and agree that they have neither asked for nor received any legal or tax advice from the Company, J.R. Nelson, John D. Brasher Jr., Esquire, or any other person associated with the Company, in regard to this Agreement or the transactions herein contemplated, and have instead relied on advice and counsel furnished by their own legal or other advisers in order to satisfy themselves as to the tax and other legal implications to them of the Exchange and issuance of the Exchange Shares.

         IN WITNESS WHEREOF, all parties have executed this Agreement, and DCC and the Company have initialed every preceding page hereof, as of the dates respectively indicated below.

BLAZOON SYSTEMS, INCORPORATED               DIVERSE CAPITAL CORP.


By                                          By
   -----------------------------------          --------------------------------
         J.R. Nelson, President                     Mark Cobb, President


J.R. NELSON                                 JOHN D. BRASHER JR.


X                                           X
   -----------------------------------          --------------------------------
         Signature                                    Signature

NORDSTROM, FORBES & LINCOLN INCORPORATED


By
    ----------------------------------------------------
                     SHAREHOLDERS' SIGNATURE PAGE
              to Agreement and Plan of Reorganization


FUNDING USA CORP.                           BELL ENTERTAINMENT, INC.



By                                          By
   -----------------------------------          --------------------------------
         Authorized Officer                          Authorized Officer

CARL BERAK                                  DONALD E. DARDEN




X                                           X
   -----------------------------------          --------------------------------
         Signature                                    Signature


MARK D. COBB                                KEN ALLEN



X                                           X
   -----------------------------------          --------------------------------
         Signature                                       Signature


JOHN J. WHITE                                                 BRENDA L. WHITE


X                                           X
   -----------------------------------          --------------------------------
         Signature                                       Signature

                  EXHIBITS and SCHEDULES


EXHIBIT A -       New Blazoon preferred stock to go to original Orlando Digital owner(s)

EXHIBIT B-        Lock-Up and Leakage Agreement

Schedule 2.6      Nelson and Brasher and affiliates

DCC/ODTC Schedules:

Schedule 1.2 -    Names and addresses of DCC shareholders,  no. of DCC Shares owned by each and number of common and preferred exchange shares options that go to each person

Schedule 3(d)     litigation

Schedule 3(g)     disclosure of material liabilities

Schedule 3(i)     taxes owed

Schedule 3(j)     material contracts

Schedule 3(k)     affiliate relationships

Schedule 3(n)     officers and directors salaries

Schedule 3(o)     insurance policies in effect

Schedule 3(r) patents, trademarks, servicemarks, licenses, franchises and other intellectual property